EXHIBIT 99.2

Supplemental Operating and Financial Data
for the Quarter ended December 31, 2004

This Supplemental Operating and Financial Data is not an offer to sell or solicitation to buy any securities of the Company and should be read in conjunction with the financial statements and related notes of the company and all of the public filings of the Company with the Securities and Exchange Commission. Any offers to sell or solicitations of the Company shall be made by means of a prospectus.

Fourth Quarter 2004

Trizec Properties, Inc., a real estate investment trust (REIT) headquartered in Chicago, is one of North America’s largest owners and operators of commercial office properties. The Company has ownership interests in and manages a high-quality portfolio of 52 office properties totaling approximately 37 million square feet concentrated in the metropolitan areas of seven major U.S. cities. The Company trades on the New York Stock Exchange under the symbol TRZ. For more information, visit Trizec’s web site at www.trz.com.

Table of Contents

Page
Investor Information	1
Financial Highlights	2
Segmented Financial Information	3
Consolidated Balance Sheet Information	4
Same-Property Performance	5
Unconsolidated Real Estate Joint Venture Information	6-7
Office Portfolio Analysis	8-13
Property Listing	14
Mortgage Debt and Other Loans	15-16
Discontinued Operations	17
2004 Acquisition/Disposition Summary	18

Appendix:
A) Straight-Line Adjustment Summary	19
B) Financial Information	20

This report contains forward-looking statements, within the meaning of the federal securities laws, relating to our business and financial outlook which are based on our current expectations, beliefs, projections, forecasts, future plans and strategies, and anticipated events or trends. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential” or the negative of these terms or other comparable terminology. These forward-looking statements are not guarantees of future performance and financial condition. Forward-looking statements are not historical facts. Instead, such statements reflect estimates and assumptions and are subject to certain risks and uncertainties that are difficult to predict or anticipate. Therefore, actual outcomes and results may differ materially from those projected or anticipated in these forward-looking statements. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. A number of important factors could cause actual results to differ materially from those indicated by the forward-looking statements, including, without limitation, the risks described in our annual report on Form 10-K filed with the Securities and Exchange Commission on March 12, 2004, as the same may be supplemented from time to time. These factors include, without limitation, the following: changes in national and local economic conditions, including those economic conditions in our seven core markets; the extent, duration and strength of any economic recovery; our ability to maintain occupancy and to timely lease or re-lease office space; the extent of any tenant bankruptcies and insolvencies; our ability to sell our non-core office properties in a timely manner; our ability to acquire office properties selectively in our core markets; our ability to maintain REIT qualification and changes to U.S. tax laws that affect REITs; Canadian tax laws that affect treatment of investment in U.S. real estate companies; the competitive environment in which we operate; the cost and availability of debt and equity financing; the effect of any impairment charges associated with asset dispositions or changes in market conditions; our ability to obtain, at a reasonable cost, adequate insurance coverage for catastrophic events, such as earthquakes and terrorist acts; and other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

Investor Information

Fourth Quarter 2004

Corporate Office:
Trizec Properties, Inc.	Tel:	(312) 798-6000
10 S. Riverside Plaza, Suite 1100	Fax:	(312) 798-6270
Chicago, IL 60606	Toll Free:	(800) 891-7017

	Web site:	www.trz.com
	E-mail:	investor.relations@trz.com

Selected Corporate Officers:
Peter Munk	Chairman
Tim Callahan	President and Chief Executive Officer
Mike Colleran	Chief Financial Officer
Bill Tresham	Chief Operating Officer
Brian Lipson	Chief Investment Officer

Research Coverage:
Goldman Sachs	Carey Callaghan	(212) 902-4351
Green Street Advisors	Jim Sullivan	(949) 640-8780
Lehman Brothers	David Shulman / Alexander Goldfarb	(212) 526-3413/5232
Merrill Lynch	Steve Sakwa	(212) 449-0335
Morgan Stanley Dean Witter	Greg Whyte	(212) 761-6331
Wachovia Securities	Christopher Haley / Greg Korondi	(443) 263-6773/6579
Canaccord Capital	Shant Poladian	(416) 869-6595
CIBC World Markets	Rossa O’Reilly / Nelson Mah	(416) 594-7296/8179
Griffiths McBurney	Anoop Prihar	(416) 943-6127
National Bank Financial	Michael Smith / Jimmy Shan	(416) 869-8022/8025
Raymond James	Gail Mifsud	(416) 777-7084
RBC Capital Markets	Neil Downey	(416) 842-7835
TD Newcrest	Sam Damiani / Brad Cutsey	(416) 983-9640/4767

Stock Exchange Listing:	NYSE

Trading Symbol:	TRZ

Index Listings:	Morgan Stanley REIT Index
Wilshire REIT Index
Russell 1000 Index

Dividend per share:

	Amount	Declared	Record	Paid

Q1-04:	$0.20	10-Mar	31-Mar	15-Apr
Q2-04:	$0.20	14-Jun	30-Jun	15-Jul
Q3-04:	$0.20	14-Sep	30-Sep	15-Oct
Q4-04:	$0.20	10-Dec	31-Dec	18-Jan

Shares outstanding (December 31, 2004)	152,132,857

Total Market Cap ($ mil. at December 31, 2004):	$5,098

Share Activity (NYSE):

					12 Months
					Ended
Source: Bloomberg	Q1-04	Q2-04	Q3-04	Q4-04	12/31/2004

Share Prices:
High	17.15	17.38	17.55	19.05	19.05
Low	14.98	13.50	15.80	15.75	13.50
Close	17.15	16.26	15.97	18.92	18.92

Avg. Daily Vol. (000’s)	218	238	278	893	407

Investor Relations:	Dennis C. Fabro	Transfer Agent:	Mellon Investor Services LLC
	Senior Vice President, Investor Relations		85 Challenger Road
	10 S. Riverside Plaza, Suite 1100		Ridgefield Park, NJ 07660
	Chicago, IL 60606		Toll Free: (800) 852-0037
	Tel: (312) 798-6290 Fax: (312) 798-6270		E-mail: shrrelations@melloninvestor.com
E-mail: dennis.fabro@trz.com

Financial Highlights

	Three Months Ended			Twelve Months Ended
($ 000’s, except per share amounts)	31-Dec-04	31-Dec-03	% Change	31-Dec-04	31-Dec-03	% Change

Total Consolidated Property Revenues	$185,377	$180,475	3%	$712,137	$711,471	0%

Operating Expenses	66,748	73,274	-9%	244,598	260,337	-6%
Property Taxes	20,025	18,250	10%	77,413	80,090	-3%

Property Expenses	$86,773	$91,524	-5%	$322,011	$340,427	-5%

Consolidated Property Revenues Less Property Expenses	$98,604	$88,951	11%	$390,126	$371,044	5%

Property Revenues Less Property Expenses from Unconsolidated Joint Ventures (Pro rata)	13,477	14,953	-10%	54,719	57,655	-5%
Property Revenues Less Property Expenses from Discontinued Operations	7,156	21,353	-66%	60,603	104,636	-42%

Total Property Revenues Less Property Expenses	$119,237	$125,257	-5%	$505,448	$533,335	-5%

Net Income Available to Common Stockholders	$103,198	$70,956	45%	$96,489	$198,527	-51%

Net Income Available To Common Stockholders per Weighted Average Common Share Outstanding Basic	$0.68	$0.47	44%	$0.64	$1.32	-52%

Diluted	$0.67	$0.47	44%	$0.63	$1.32	-52%

Funds from Operations Available to Common Stockholders (FFO) [1]	$64,630	$96,962	-33%	$141,766	$334,447	-58%

FFO per share Basic	$0.43	$0.64	-34%	$0.94	$2.23	-58%

Diluted	$0.42	$0.64	-34%	$0.93	$2.22	-58%

Weighted Average Common Shares Outstanding:
Basic	151,884,824	150,512,323		151,596,514	150,005,663

Diluted	153,470,355	151,519,320		153,109,854	150,453,281

(1)	FFO is a non-GAAP financial measure. See Appendix B for a reconciliation of FFO and FFO per share to net income available to common stockholders and net income available to common stockholders per share, the most directly comparable GAAP measures.

Segmented Financial Information

($ 000’s)	(Includes discontinued operations and Trizec’s pro rata share of unconsolidated real estate joint ventures)

Three Months Ended
							Washington,	Secondary	Total	Corporate
	Atlanta	Chicago	Dallas	Houston	Los Angeles	New York	D.C.	Markets	Office	& Other	Total
December 31, 2004

Property revenues	$21,450	19,221	21,258	29,713	25,100	54,617	31,020	26,791	229,170	3,436	$232,606
Property expenses	(9,072)	(8,283)	(11,945)	(16,160)	(11,777)	(25,248)	(12,263)	(16,223)	(110,971)	(2,398)	(113,369)

Property revenues less property expenses	$12,378	10,938	9,313	13,553	13,323	29,369	18,757	10,568	118,199	1,038	$119,237

December 31, 2003

Property revenues	$21,980	18,032	24,115	31,767	16,622	53,699	29,454	38,826	234,495	40,115	$274,610
Property expenses	(9,206)	(9,321)	(14,691)	(16,507)	(8,483)	(24,877)	(12,790)	(24,483)	(120,358)	(28,995)	(149,353)

Property revenues less property expenses	$12,774	8,711	9,424	15,260	8,139	28,822	16,664	14,343	114,137	11,120	$125,257

Twelve Months Ended

December 31, 2004

Property revenues	$88,532	75,137	88,304	122,387	72,217	217,761	118,926	131,188	914,452	31,574	$946,026
Property expenses	(35,800)	(33,863)	(47,136)	(61,084)	(33,380)	(100,057)	(45,509)	(73,200)	(430,029)	(10,549)	(440,578)

Property revenues less property expenses	$52,732	41,274	41,168	61,303	38,837	117,704	73,417	57,988	484,423	21,025	$505,448

December 31, 2003

Property revenues	$88,499	71,277	93,279	128,138	66,016	215,181	117,338	180,545	960,273	103,185	$1,063,458
Property expenses	(36,912)	(34,567)	(54,722)	(61,218)	(30,476)	(99,277)	(47,735)	(98,438)	(463,345)	(66,778)	(530,123)

Property revenues less property expenses	$51,587	36,710	38,557	66,920	35,540	115,904	69,603	82,107	496,928	36,407	$533,335

Consolidated Balance Sheet Information

Fourth Quarter 2004

Real Estate

($ 000’s - As of December 31, 2004)

	Properties Held	Properties Held
	for the Long Term	for Disposition	Total

Rental properties	$4,202,828	$112,725	$4,315,553
Properties held for development	24,430	—	24,430
Accumulated depreciation	(600,707)	(18,157)	(618,864)

Real Estate, net	$3,626,551	$94,568	$3,721,119

Rental Properties	Net Book Value	Properties Held for Development	Net Book Value

Held for the long term	$3,602,121	Buckhead Land	$12,796
Held for disposition[1]	94,568	Other	11,634

Total Rental Properties	$3,696,689	Total Properties Held for Development	$24,430

(1)	Properties included in the “Held for Disposition” category are listed on page 17 under the table “Properties Designated as Discontinued Operations in 2004” but exclude properties that were disposed during 2004.

Other Assets and Investments
($ 000’s - As of December 31, 2004)

Cash and cash equivalents	$194,265
Escrows and restricted cash	83,789
Investment in unconsolidated real estate joint ventures	119,641
Office tenant receivables, net	9,306
Other receivables, net	9,914
Deferred rent receivables, net	137,561

Deferred charges, net	110,699

Prepaid expenses and other assets	139,118

Total Other Assets and Investments	$804,293

Other Liabilities
($ 000’s - As of December 31, 2004)

Trade, construction and tenant improvements payables	$25,386
Accrued interest expense	8,116
Accrued operating expenses and property taxes	86,713
Other accrued liabilities	135,201
Dividends payable	32,407
Taxes payable	51,406

Total Other Liabilities	$339,229

Same-Property Performance

Fourth Quarter 2004

Same-Property Revenues Less Expenses 1

($ 000’s)

	Three Months Ended				Twelve Months Ended
	31-Dec				31-Dec
			Change				Change
	2004	2003	$	%	2004	2003	$	%

Including impact of straight-line rent

Property revenues excl. termination fees	$198,666	$196,139	$2,527	1.3%	$786,208	$778,898	$7,310	0.9%

Property expenses	(95,659)	(94,044)	(1,615)	1.7%	(364,426)	(364,643)	217	-0.1%

Property revenues excl. termination fees less property expenses	$103,007	$102,095	$912	0.9%	$421,782	$414,255	$7,527	1.8%

Excluding impact of straight-line rent

Property revenues excl. termination fees and impact of straight-line rent	$196,226	$189,918	$6,308	3.3%	$766,069	$751,412	$14,657	2.0%

Property expenses	(94,075)	(93,317)	(758)	0.8%	(360,889)	(359,668)	(1,221)	0.3%

Property revenues excl. termination fees and impact of straight-line rent less property expenses	$102,151	$96,601	$5,550	5.7%	$405,180	$391,744	$13,436	3.4%

Same-Property Occupancy 1

	31-Dec
	2004	2003	Change
Period End	89.4%	87.6%	1.8%

Average - Quarter	88.4%	87.0%	1.4%
- YTD	88.0%	87.7%	0.3%

No. of properties represented: 50

(1)	Including properties held for disposition and Trizec’s pro rata share of unconsolidated real estate joint ventures.

Unconsolidated Real Estate Joint Venture Financial Information

Fourth Quarter 2004

Unconsolidated Real Estate Joint Venture Assets

(As of December 31, 2004)

	Property	Location	Ownership	Occupancy [1]	Total Area	Owned Area

1.	Bank One Center	Dallas, TX	50%	81.2%	1,531,000	765,000
2.	Plaza of the Americas	Dallas, TX	50%	69.6%	1,176,000	588,000
3.	Kellogg Brown & Root Tower	Houston, TX	50%	87.6%	1,048,000	524,000
4.	Marina Towers	Los Angeles, CA	50%	79.9%	381,000	191,000
5.	The Grace Building	New York, NY	50%	99.4%	1,518,000	758,000
6.	1411 Broadway	New York, NY	50%	95.2%	1,151,000	574,000
7.	1460 Broadway	New York, NY	50%	100.0%	215,000	107,000
8.	Waterview Land	Arlington, VA	25%	na	na	na

	Total			86.9%	7,020,000	3,507,000

Statement of Operations

($ 000’s)

	Three Months Ended December 31, 2004		Twelve Months Ended December 31, 2004
	100%	TRZ [2]	100%	TRZ [2]
Property revenues	$52,536	$25,726	$203,674	$101,142

Expenses
Property expenses	24,131	12,249	99,220	46,423
Depreciation and amortization	8,206	3,420	24,985	14,379

Total expenses	32,337	15,669	124,205	60,802

Interest expense	(12,238)	(6,119)	(42,606)	(21,283)
Interest and other income	180	99	843	446

Loss on early debt retirement	(79)	(42)	(10,263)	(4,964)
Gain on disposition of real estate	—	—	1,080	704

Net income	$8,062	$3,995	$28,523	$15,243

Property revenues less property expenses	$28,405	$13,477	$104,454	$54,719

(1)	Total occupancy as shown is weighted average based on owned area.

(2)	Represents Trizec’s pro rata share based on its ownership percentages in unconsolidated real estate joint ventures.

Unconsolidated Real Estate Joint Venture Financial Information

Fourth Quarter 2004

Balance Sheets

($ 000’s - As of December 31, 2004)

	100%	TRZ [1]
Assets
Real Estate
Rental properties	$605,353	$473,045
Properties held for development	52,702	12,573
Accumulated depreciation	(135,806)	(76,268)

Real Estate, net	522,249	409,350
Other Assets
Cash & restricted cash	66,284	33,132
Deferred rent receivables, net	56,487	24,992
Deferred charges, net	47,665	25,747
Other	43,529	16,549

Total Assets	$736,214	$509,770

Liabilities
Mortgage debt	$850,908	$420,160
Other Liabilities
Accrued operating expenses and property taxes	16,824	4,439
Trade, construction and TI payables	3,269	1,674
Other accrued liabilities	13,553	7,044

Partners’ equity	(148,340)	119,641
Distributions in excess of investment in unconsolidated joint venture	—	(43,188)

Total Liabilities and Equity	$736,214	$509,770

Properties Held for Development

		100%	TRZ [1]
Waterview Land	Arlington, VA	$52,702	$12,573

Mortgage and Other Debt Maturities 1

($ 000’s - As of December 31, 2004)

		Weighted
	Amount	Average Rate
2005	$71,888	4.64%
2006	270	7.92%
2007	17,496	7.52%
2008	7,114	5.53%
2009	7,336	5.52%
Beyond	316,056	5.48%

Total	$420,160	5.41%

(1)	Represents Trizec’s pro rata share based on its ownership percentages in unconsolidated real estate joint ventures.

Office Portfolio Analysis

Fourth Quarter 2004	(Includes discontinued operations)

(As of December 31, 2004)		Based on Pro Rata Share of Owned Area
		Market Distribution		Occupancy		Gross Rent
	No. of	Owned Area[1]		Period	Qtr
	Properties	000’s sq. ft.	%	End	Average	In-Place [2]	Market [3]
Core Markets
Atlanta	5	3,481	10%	89.0%	89.1%	$22.90	$19.70
Chicago	4	2,434	7%	94.0%	92.7%	27.80	27.20
Dallas	4	4,510	13%	85.2%	84.2%	19.40	17.50
Houston	5	5,645	17%	84.4%	83.4%	20.20	18.80
Los Angeles Area	5	3,684	11%	88.4%	87.4%	26.70	29.90
New York Area	6	5,594	17%	96.8%	96.5%	31.80	38.10
Washington D.C. Area	18	4,444	13%	95.0%	92.8%	27.20	25.70

Total Core Markets	47	29,792	88%	90.2%	89.3%	$25.30	$25.40

Total Secondary Markets	5	3,992	12%	83.9%	83.4%	$17.50	$17.50

Total Office Properties	52	33,784	100%	89.5%	88.6%	$24.40	$24.50

		Based on Total Area
		Market Distribution		Occupancy		Gross Rent
	No. of	Total Area		Period	Qtr
	Properties	000’s sq. ft.	%	End	Average	In-Place [2]	Market [3]

Consolidated Properties	45	30,288	81%	89.8%	88.8%	$23.70	$23.70
Unconsolidated JV Properties	7	7,020	19%	86.9%	87.0%	30.80	31.70

Total Office Properties	52	37,308	100%	89.3%	88.5%	$25.00	$25.20

(1) For the purposes of this table and elsewhere in this report, “owned area” is the sum of the total square footage of all of our consolidated properties and our pro rata share of the square footage of our unconsolidated joint venture properties calculated based on our ownership interest in such joint ventures.

(2) Represents average current in-place base rents, including expense reimbursements. Excludes straight-line rent.

(3) Reflects management’s estimate of current market rent for similar quality space.

Office Portfolio Analysis

Fourth Quarter 2004	(Includes discontinued operations and Trizec’s pro rata share of unconsolidated real estate joint ventures)

Office Portfolio Leasing Activity1

	3-Months Ended		12-Months Ended
	31-Dec-04		31-Dec-04
	Owned Area	Total Area	Owned Area	Total Area
New Leases	790,241	820,838	2,727,379	2,890,140
Renewals	1,130,526	1,200,616	2,783,840	3,048,043
Expiries	(1,570,063)	(1,675,449)	(4,908,411)	(5,335,324)

Net	350,704	346,005	602,808	602,859

Weighted-Avg. Term on new/renewal leasing (Yrs.)	7.4	7.5	6.9	6.8

Avg. Rental Rate on new/renewal leasing[2]	$24.42	$24.45	$21.55	$21.81
Avg. Rental Rate on expiring leases[2]	24.94	24.43	23.06	23.22

Rental Rate Change on leasing[2]	($0.52)	$0.02	($1.51)	($1.41)

	-2.1%	0.1%	-6.5%	-6.1%

(1) In square feet unless otherwise noted.
(2) Per square foot, excludes straight-line rent.

	3-Months Ended			12-Months Ended
	31-Dec-04			31-Dec-04
	Consolidated	Unconsolidated	Total	Consolidated	Unconsolidated	Total
Capital Expenditures:
Recurring	$4,829	$353	$5,182	$8,541	$1,582	$10,123
Non-Recurring	1,618	268	1,886	3,202	613	3,815

Total	$6,447	$621	$7,068	$11,743	$2,195	$13,938

Capital Expenditures Per Sq. Ft. Owned:
Recurring	$0.16	$0.10	$0.15	$0.28	$0.45	$0.30
Non-Recurring	0.05	0.08	0.06	0.11	0.17	0.11

Total	$0.21	$0.18	$0.21	$0.39	$0.62	$0.41

Tenant Installation Costs[3]:
Non-incremental revenue generating	$36,724	$456	$37,180	$78,508	$3,335	$81,843
Incremental revenue generating - Space vacant > 12 months	8,102	62	8,164	31,504	680	32,184

Total	$44,826	$518	$45,344	$110,012	$4,015	$114,027

Tenant Installation Costs Per Sq. Ft. Leased:
Non-incremental revenue generating	$23.54	$6.08	$22.74	$19.38	$9.45	$18.59
Incremental revenue generating	29.14	10.33	28.75	29.83	13.33	29.07

Total	$24.36	$6.40	$23.60	$21.55	$9.94	$20.69

(3) Based on owned area and office leasing activity at Trizec’s share.

Office Portfolio Analysis

Fourth Quarter 2004	(Includes discontinued operations)

		Scheduled Annual Expirations[1]
As of December 31, 2004 Core Markets		2005	2006	2007	2008	2009	2010	2011	2012	2013	2014
Atlanta	sq. ft. 000’s	506	504	499	338	296	145	464	196	24	58
	% of owned area	14.5%	14.5%	14.3%	9.7%	8.5%	4.2%	13.3%	5.6%	0.7%	1.7%
	Rate per sq. ft.	$21.50	$23.54	$23.04	$23.31	$21.74	$24.97	$29.68	$31.76	$28.57	$20.53

Chicago	sq. ft. 000’s	254	269	192	143	26	320	448	122	99	94
	% of owned area	10.4%	11.1%	7.9%	5.9%	1.1%	13.1%	18.4%	5.0%	4.1%	3.9%
	Rate per sq. ft.	28.09	21.35	25.56	24.69	21.54	33.99	33.67	32.68	22.25	21.67

Dallas	sq. ft. 000’s	352	264	778	257	310	414	192	161	591	280
	% of owned area	7.8%	5.9%	17.3%	5.7%	6.9%	9.2%	4.3%	3.6%	13.1%	6.2%
	Rate per sq. ft.	21.98	18.90	18.79	21.82	21.43	24.28	19.53	20.39	19.69	14.27

Houston	sq. ft. 000’s	423	302	530	492	223	945	436	496	226	85
	% of owned area	7.5%	5.3%	9.4%	8.7%	4.0%	16.7%	7.7%	8.8%	4.0%	1.5%
	Rate per sq. ft.	21.53	20.34	19.70	23.74	21.74	18.27	22.23	24.71	15.99	18.33

Los Angeles Area	sq. ft. 000’s	222	589	197	208	214	252	354	584	57	322
	% of owned area	6.0%	16.0%	5.3%	5.6%	5.8%	6.8%	9.6%	15.9%	1.5%	8.7%
	Rate per sq. ft.	25.53	25.14	26.04	24.47	27.95	26.23	17.51	25.66	38.32	31.27

New York Area	sq. ft. 000’s	623	224	185	206	1,163	380	143	222	254	125
	% of owned area	11.1%	4.0%	3.3%	3.7%	20.8%	6.8%	2.6%	4.0%	4.5%	2.2%
	Rate per sq. ft.	28.87	39.59	34.19	41.53	33.29	36.16	49.39	42.90	47.78	43.27

Washington D.C. Area	sq. ft. 000’s	632	282	692	576	597	388	130	382	125	300
	% of owned area	14.2%	6.3%	15.6%	13.0%	13.4%	8.7%	2.9%	8.6%	2.8%	6.8%
	Rate per sq. ft.	24.28	31.28	32.15	31.72	27.86	21.61	41.01	24.80	38.77	23.70

Total Core Markets	sq. ft. 000’s	3,012	2,434	3,073	2,220	2,829	2,844	2,167	2,163	1,376	1,264
	% of owned area	10.1%	8.2%	10.3%	7.5%	9.5%	9.6%	7.3%	7.3%	4.6%	4.2%
	Rate per sq. ft.	$24.52	$25.16	$24.46	$27.30	$28.21	$24.81	$28.10	$27.62	$27.11	$24.82

Total Secondary Markets	sq. ft. 000’s	372	444	260	435	666	292	55	27	124	330
	% of owned area	9.3%	11.1%	6.5%	10.9%	16.7%	7.3%	1.4%	0.7%	3.1%	8.3%
	Rate per sq. ft.	$16.45	$23.22	$15.60	$17.86	$12.87	$15.93	$17.95	$15.20	$23.51	$15.42

Total — Owned Area[2,3]	sq. ft. 000’s	3,384	2,878	3,333	2,655	3,495	3,136	2,222	2,190	1,500	1,594
	% of owned area	10.0%	8.5%	9.9%	7.9%	10.3%	9.3%	6.6%	6.5%	4.4%	4.7%
	Rate per sq. ft.	$23.63	$24.86	$23.77	$25.75	$25.29	$23.98	$27.85	$27.47	$26.81	$22.87

Consolidated Area	sq. ft. 000’s	3,195	2,687	3,037	2,472	3,259	2,774	2,091	1,891	1,193	1,484
	% of total area	10.5%	8.9%	10.0%	8.2%	10.8%	9.2%	6.9%	6.2%	3.9%	4.9%
	Rate per sq. ft.	$22.64	$24.42	$24.08	$24.92	$24.69	$22.56	$27.86	$25.60	$22.64	$21.92

Unconsolidated JV Area[4]	sq. ft. 000’s	377	387	594	368	473	728	260	606	613	222
	% of total area	5.4%	5.5%	8.5%	5.2%	6.7%	10.4%	3.7%	8.6%	8.7%	3.2%
	Rate per sq. ft.	40.53	31.06	20.65	37.04	33.64	34.84	27.75	39.11	43.06	35.62

Total Area[5]	sq. ft. 000’s	3,572	3,074	3,631	2,840	3,732	3,502	2,351	2,497	1,806	1,706
	% of total area	9.6%	8.2%	9.7%	7.6%	10.0%	9.4%	6.3%	6.7%	4.8%	4.6%
	Rate per sq. ft.	$24.53	$25.25	$23.52	$26.49	$25.82	$25.11	$27.85	$28.88	$29.57	$23.71

(1) Expiring rental rates per sq. ft. represent base rents at time of expiry plus current expense reimbursements and exclude straight-line rent.

(2) % of owned area expiring represents Trizec’s percentage in each respective market.

(3) Includes Trizec’s pro rata share of unconsolidated real estate joint ventures.

(4) Represents expiring area at 100% of unconsolidated real estate joint venture properties.

(5) Represents expiring area at 100% of unconsolidated real estate joint ventures and consolidated properties.

Office Portfolio Analysis

Fourth Quarter 2004	(Includes discontinued operations)

		Scheduled Quarterly Expirations[1]
(As of December 31, 2004) Core Markets		Q1-05	Q2-05	Q3-05	Q4-05	2005	Q1-06	Q2-06	Q3-06	Q4-06	2006
Atlanta	sq. ft. 000’s	184	178	54	90	506	199	211	29	65	504
	% of owned area	5.3%	5.1%	1.6%	2.6%	14.5%	5.7%	6.1%	0.8%	1.9%	14.5%
	Rate per sq. ft.	$21.36	$21.36	$21.92	$21.81	$21.50	$23.75	$23.50	$23.03	$23.26	$23.54

Chicago	sq. ft. 000’s	156	44	46	8	254	211	13	43	2	269
	% of owned area	6.4%	1.8%	1.9%	0.3%	10.4%	8.7%	0.5%	1.8%	0.1%	11.1%
	Rate per sq. ft.	28.30	29.70	24.66	34.81	$28.09	19.34	22.07	30.40	34.81	$21.35

Dallas	sq. ft. 000’s	51	144	32	125	352	75	76	14	99	264
	% of owned area	1.1%	3.2%	0.7%	2.8%	7.8%	1.7%	1.7%	0.3%	2.2%	5.9%
	Rate per sq. ft.	20.60	17.39	16.58	29.22	$21.98	17.42	19.14	20.24	19.64	$18.90

Houston	sq. ft. 000’s	161	115	82	65	423	92	104	10	96	302
	% of owned area	2.9%	2.0%	1.5%	1.2%	7.5%	1.6%	1.8%	0.2%	1.7%	5.3%
	Rate per sq. ft.	23.61	19.43	21.43	20.22	$21.53	18.55	22.50	25.79	19.14	$20.34

Los Angeles Area	sq. ft. 000’s	44	65	26	87	222	421	21	128	19	589
	% of owned area	1.2%	1.8%	0.7%	2.4%	6.0%	11.4%	0.6%	3.5%	0.5%	16.0%
	Rate per sq. ft.	18.35	26.09	28.39	27.88	$25.53	24.78	34.25	24.30	28.65	$25.14

New York Area	sq. ft. 000’s	344	94	156	29	623	7	150	22	45	224
	% of owned area	6.1%	1.7%	2.8%	0.5%	11.1%	0.1%	2.7%	0.4%	0.8%	4.0%
	Rate per sq. ft.	23.95	34.48	34.34	39.67	$28.87	49.43	38.52	53.23	34.96	$39.59

Washington D.C. Area	sq. ft. 000’s	52	340	147	93	632	93	73	68	48	282
	% of owned area	1.2%	7.7%	3.3%	2.1%	14.2%	2.1%	1.6%	1.5%	1.1%	6.3%
	Rate per sq. ft.	26.33	20.34	32.22	24.99	$24.28	30.89	32.06	28.72	34.48	$31.28

Total Core Markets	sq. ft. 000’s	992	980	543	497	3,012	1,098	648	314	374	2,434
	% of owned area	3.3%	3.3%	1.8%	1.7%	10.1%	3.7%	2.2%	1.1%	1.3%	8.2%
	Rate per sq. ft.	$23.80	$22.14	$28.42	$26.37	$24.52	$23.20	$27.59	$27.87	$24.45	$25.16

Total Secondary Markets	sq. ft. 000’s	165	81	69	57	372	339	37	29	39	444
	% of owned area	4.1%	2.0%	1.7%	1.4%	9.3%	8.5%	0.9%	0.7%	1.0%	11.1%
	Rate per sq. ft.	$16.52	$10.50	$19.00	$21.79	$16.45	$24.70	$19.79	$18.38	$17.35	$23.22

Total — Owned Area[2,3]	sq. ft. 000’s	1,157	1,061	612	554	3,384	1,437	685	343	413	2,878
	% of owned area	3.4%	3.1%	1.8%	1.6%	10.0%	4.3%	2.0%	1.0%	1.2%	8.5%
	Rate per sq. ft.	$22.76	$21.26	$27.37	$25.90	$23.63	$23.55	$27.17	$27.07	$23.78	$24.86

Consolidated Area	sq. ft. 000’s	1,083	1,025	555	532	3,195	1,403	630	317	337	2,687
	% of total area	3.6%	3.4%	1.8%	1.8%	10.5%	4.6%	2.1%	1.0%	1.1%	8.9%
	Rate per sq. ft.	$21.81	$20.69	$25.08	$25.54	$22.64	$23.44	$25.89	$25.55	$24.68	$24.42

Unconsolidated JV Area [4]	sq. ft. 000’s	151	70	116	40	377	67	111	54	155	387
	% of total area	2.2%	1.0%	1.7%	0.6%	5.4%	1.0%	1.6%	0.8%	2.2%	5.5%
	Rate per sq. ft.	36.43	37.79	49.23	35.61	$40.53	28.08	41.73	45.05	19.85	$23.16

Total Area[5]	sq. ft. 000’s	1,234	1,095	671	572	3,572	1,470	741	371	492	3,074
	% of total area	3.3%	2.9%	1.8%	1.5%	9.6%	3.9%	2.0%	1.0%	1.3%	8.2%
	Rate per sq. ft.	$23.60	$21.79	$29.27	$26.24	$24.53	$23.65	$28.26	$28.37	$23.16	$25.25

(1) Expiring rental rates per sq. ft. represent base rents at time of expiry plus current expense reimbursements and exclude straight-line rent.

(2) % of owned area expiring represents Trizec’s percentage in each respective market.

(3) Includes Trizec’s pro rata share of unconsolidated real estate joint ventures.

(4) Represents expiring area at 100% of unconsolidated real estate joint venture properties.

(5) Represents expiring area at 100% of unconsolidated real estate joint ventures and consolidated properties.

Office Portfolio Analysis

Fourth Quarter 2004	(Includes discontinued operations and Trizec’s pro rata share of unconsolidated real estate joint ventures)

Market Distribution1

	Three Months Ended	Twelve Months Ended
	31-Dec-04	31-Dec-04
Core Markets:
Atlanta	10%	11%
Chicago	9%	9%
Dallas	8%	8%
Houston	12%	13%
Los Angeles Area	11%	8%
New York Area	25%	24%
Washington D.C. Area	16%	15%

Total Core Markets	91%	88%

Total Secondary Markets	9%	12%

Total	100%	100%

(1) Based on property revenues less property expenses.

Top 10 Assets

(As of December 31, 2004)

			% of Net
		% owned area	Rent[1]

Allen Center	Houston, TX	9%	9%
One New York Plaza	New York, NY	7%	9%
Bank of America Plaza [2]	Los Angeles, CA	4%	5%
The Grace Building (50%)	New York, NY	2%	5%
Newport Tower	Jersey City, NJ	3%	4%
Galleria Towers	Dallas, TX	4%	4%
Ernst & Young Plaza	Los Angeles, CA	4%	3%
1411 Broadway (50%)	New York, NY	2%	3%
Renaissance Tower	Dallas, TX	5%	3%
One Alliance Center	Atlanta, GA	2%	3%

(1) Based on property revenues excluding termination fees less property expenses.

(2) Bank of America Plaza represents annualized rent since date of acquisition.

Office Portfolio Analysis

Fourth Quarter 2004	(Includes discontinued operations and Trizec’s pro rata share of unconsolidated real estate joint ventures)

Tenant Mix by Industry

(As of December 31, 2004)

Industry	% of owned area

Banking / Securities Brokers	19%
Legal Services	13%
Oil and Gas	7%
Computers / Communications	7%
Misc. Business Services	6%
Insurance / Non Bank Financial	6%
Wholesalers / Retailers	5%
Engineering and Architectural	4%
Government	4%
Accounting	3%

Number of tenants:	2,000

Average remaining lease term (years):	5.7

Top 20 Tenants

(As of December 31, 2004)

		% of Gross
Tenant	% owned area	Rent[1]

Wachovia Securities Financial Holdings	4.2%	4.6%
The Goldman Sachs Group	1.7%	2.7%
GSA	1.9%	2.5%
Bank of America	2.4%	2.1%
Continental Airlines	2.2%	2.0%
Devon Energy Corporation	1.7%	1.8%
Ernst & Young	1.1%	1.8%
Fried, Frank, Harris	1.0%	1.7%
The Capital Group Corporation	1.0%	1.3%
JP Morgan Chase	0.9%	1.1%
Time Warner	0.5%	1.1%
Amerada Hess	1.1%	1.1%
Jones Apparel Group Inc.	0.6%	1.0%
Kellogg Brown & Root Inc.	1.3%	1.0%
Allstate Insurance Company	0.8%	0.9%
Bryan Cave LLP	0.6%	0.9%
Coudert Brothers	0.5%	0.8%
KPMG LLP	0.5%	0.8%
Wells Fargo Bank, N.A.	1.3%	0.8%
Merrill Lynch Corporation	0.6%	0.8%

(1) Represents current in-place base rents, including expense reimbursements.

         Excludes straight-line rent.

Lease Stratification

	Occupied		No. of
Lease Size (sq. ft.)	Area[1]	%	Leases[2]	%

0-2,500	1,080,000	3.2%	962	41.3%
2,501-5,000	1,503,000	4.5%	414	17.8%
5,001-10,000	2,605,000	7.8%	369	15.8%
10,001-25,000	4,892,000	14.7%	311	13.4%
25,001-50,000	5,172,000	15.6%	153	6.6%
50,001-100,000	3,711,000	11.2%	54	2.3%
100,001 +	14,307,000	43.0%	66	2.8%

Total	33,270,000	100.0%	2,329	100.0%

(1) Based on total area.

(2) Represents number of leases in each lease size category, not number of tenants, as some tenants operate under multiple leases.

Property Listing

Fourth Quarter 2004

Property Listing

(As of December 31, 2004)

		Total area	Owned area
Name (Ownership) [1]	Location	(sq. ft.)	(sq. ft.)	Occupancy [2,3]

Atlanta
Interstate North Parkway	Atlanta, GA	955,000	955,000	93.3%
Colony Square	Atlanta, GA	837,000	837,000	83.7%
The Palisades	Atlanta, GA	627,000	627,000	86.1%
One Alliance Center	Atlanta, GA	558,000	558,000	99.9%
Midtown Plaza	Atlanta, GA	504,000	504,000	81.4%

Total — Atlanta	(5 properties)	3,481,000	3,481,000	89.0%

Chicago
Two North LaSalle	Chicago, IL	692,000	692,000	94.5%
10 South Riverside	Chicago, IL	685,000	685,000	87.9%
120 South Riverside	Chicago, IL	685,000	685,000	98.7%
550 West Washington	Chicago, IL	372,000	372,000	95.7%

Total — Chicago	(4 properties)	2,434,000	2,434,000	94.0%

Dallas
Renaissance Tower	Dallas, TX	1,739,000	1,739,000	83.7%
Bank One Center (50%)	Dallas, TX	1,531,000	765,000	81.2%
Galleria Towers I, II and III	Dallas, TX	1,418,000	1,418,000	95.5%
Plaza of the Americas (50%)	Dallas, TX	1,176,000	588,000	69.6%

Total — Dallas	(4 properties)	5,864,000	4,510,000	85.2%

Houston
Allen Center	Houston, TX	3,184,000	3,184,000	87.6%
Cullen Center
Continental Center I	Houston, TX	1,098,000	1,098,000	80.9%
Continental Center II	Houston, TX	449,000	449,000	88.8%
Kellogg Brown & Root Tower (50%)	Houston, TX	1,048,000	524,000	87.6%
500 Jefferson	Houston, TX	390,000	390,000	58.2%

Total — Houston	(5 properties)	6,169,000	5,645,000	84.4%

Los Angeles Area
Bank of America Plaza	Los Angeles, CA	1,422,000	1,422,000	90.8%
Ernst & Young Plaza	Los Angeles, CA	1,245,000	1,245,000	89.6%
Marina Towers (50%)	Los Angeles, CA	381,000	191,000	79.9%
Landmark Square	Long Beach, CA	443,000	443,000	85.2%
Shoreline Square	Long Beach, CA	383,000	383,000	83.6%

Total — Los Angeles Area	(5 properties)	3,874,000	3,684,000	88.4%

New York Area
One New York Plaza	New York, NY	2,458,000	2,458,000	99.6%
The Grace Building (50%)	New York, NY	1,518,000	758,000	99.4%
1411 Broadway (50%)	New York, NY	1,151,000	574,000	95.2%
1065 Ave. of the Americas (99%)	New York, NY	665,000	659,000	81.8%
1460 Broadway (50%)	New York, NY	215,000	107,000	100.0%
Newport Tower	Jersey City, NJ	1,038,000	1,038,000	98.5%

Total — New York Area	(6 properties)	7,045,000	5,594,000	96.8%

Washington, D.C. Area
2000 L Street, N.W.	Washington, D.C.	383,000	383,000	95.5%
Watergate Office Building	Washington, D.C.	261,000	261,000	96.6%
2001 M Street (98%)	Washington, D.C.	229,000	224,000	99.6%
1225 Connecticut, N.W.	Washington, D.C.	217,000	217,000	99.4%
1400 K Street, N.W.	Washington, D.C.	189,000	189,000	87.6%
1250 Connecticut, N.W.	Washington, D.C.	172,000	172,000	93.1%
1250 23rd Street, N.W.	Washington, D.C.	116,000	116,000	100.0%
2401 Pennsylvania	Washington, D.C.	77,000	77,000	93.4%

Washington, D.C.	(8 properties)	1,644,000	1,639,000	95.8%

Bethesda Crescent	Bethesda, MD	269,000	269,000	92.6%
Twinbrook Metro Plaza	Rockville, MD	165,000	165,000	98.3%
Silver Spring Metro Plaza	Silver Spring, MD	688,000	688,000	90.4%

Suburban Maryland	(3 properties)	1,122,000	1,122,000	92.1%

Beaumeade Corporate Park	Ashburn, VA	460,000	460,000	95.0%
Two Ballston Plaza	Arlington, VA	223,000	223,000	99.8%
1550 Wilson Boulevard	Arlington, VA	134,000	134,000	99.1%
1560 Wilson Boulevard	Arlington, VA	128,000	128,000	91.2%
Reston Unisys	Reston, VA	238,000	238,000	100.0%
One Reston Crescent	Reston, VA	185,000	185,000	100.0%
Sunrise Tech Park	Reston, VA	315,000	315,000	91.3%

Northern Virginia	(7 properties)	1,683,000	1,683,000	96.1%

Total — Washington, D.C. Area	(18 properties)	4,449,000	4,444,000	95.0%

Total — Core Markets	(47 properties)	33,316,000	29,792,000	90.2%

Secondary Markets
Bank of America Plaza	Charlotte, NC	891,000	891,000	99.8%
First Citizens Plaza	Charlotte, NC	477,000	477,000	84.2%
Metropolitan Square	St. Louis, MO	1,041,000	1,041,000	87.1%
Northstar Center	Minneapolis, MN	813,000	813,000	67.3%
Williams Center I & II	Tulsa, OK	770,000	770,000	78.4%

Total — Secondary Markets	(5 properties)	3,992,000	3,992,000	83.9%

Total – Office Properties	(52 properties)	37,308,000	33,784,000	89.5%

(1)	The economic interest of Trizec’s owning entity is 100% unless otherwise noted.

(2)	Total occupancy as shown is weighted average based on owned area.

(3)	Occupancy based on total area at December 31, 2004 was 89.3%, with consolidated properties at 89.8% and unconsolidated real estate joint venture properties at 86.9%.

Mortgage Debt and Other Loans

Fourth Quarter 2004	(Excluding Trizec’s pro rata share of unconsolidated real estate joint ventures)

Mortgage Debt and Other Loans	(As of December 31, 2004)

	Weighted average	Weighted average	Outstanding
($ 000’s)	term to maturity	interest rates	balance
Collateralized Property Loans
At fixed rates	5.2 yrs	6.31%	$2,024,055
At variable rates	—	—	—

Total	5.2 yrs	6.31%	$2,024,055
Other Loans
At fixed rates	2.3 yrs	6.43%	$45,227
At variable rates	—	—	—

Total	2.3 yrs	6.43%	$45,227
Unsecured Credit Facility[1]	2.5 yrs	4.76%	$150,000

Total	5.0 yrs	6.21%	$2,219,282

(1) $335 million undrawn on current availability of $485 million.
     Unsecured credit facility commitment totals $750 million.

Mortgage Debt and Other Loan Maturities	(As of December 31, 2004)

($ 000’s)	2005	2006	2007	2008	2009	Beyond	Total
Total maturities	$51,127	294,172	246,086	648,123	15,171	964,603	$2,219,282

Average rate:	6.48%	7.12%	5.42%	6.63%	5.55%	5.85%	6.21%

Fixed vs Variable Rate Debt

(As of December 31, 2004)

Secured vs Unsecured Debt

(As of December 31, 2004)

Financial Ratios

(a) Interest Coverage	2.4x
(b) Fixed Charge Coverage	2.0x
(c) Debt to Total Book Capitalization	53%

Financial Ratio Definitions:

(a)	Operating income plus depreciation and amortization plus provision for loss on real estate and provision for loss on investment, divided by interest expense.

(b)	Operating income plus depreciation and amortization plus provision for loss on real estate and provision for loss on investment, divided by interest expense plus regular amortizations and special dividends.

(c)	Mortgage debt and other loans divided by mortgage debt and other loans plus stockholders’ equity.

Mortgage Debt and Other Loans

Fourth Quarter 2004

		Maturity	Current	Principal	Term to
Property/(ownership)[1]	F/V [2]	Date	Rate	Balance	Maturity

(As of December 31, 2004)				($ 000's)	(Years)
Consolidated Debt

CMBS Transaction
Class A-2	F	May-11	6.09%	59,154	6.4
Class A-3 FL	V	Mar-08	2.48%	91,884	3.2
Class A-3	F	Mar-08	6.21%	78,900	3.2
Class A-4	F	May-11	6.53%	240,600	6.4
Class B-3 FL	V	Mar-08	2.63%	16,886	3.2
Class B-3	F	Mar-08	6.36%	14,500	3.2
Class B-4	F	May-11	6.72%	47,000	6.4
Class C-3	F	Mar-08	6.52%	101,400	3.2
Class C-4	F	May-11	6.89%	45,600	6.4
Class D-3	F	Mar-08	6.94%	106,100	3.2
Class D-4	F	May-11	7.28%	40,700	6.4
Class E-3	F	Mar-08	7.25%	73,300	3.2
Class E-4	F	May-11	7.60%	32,300	6.4

	Pre-swap:		6.21%	948,324	4.8
	Post-swap[3]:		6.61%	948,324	4.8

Renaissance Tower	F	Jan-10	4.98%	92,000	5.0
Ernst & Young Plaza	F	Feb-14	5.07%	118,617	9.1
One New York Plaza	F	May-06	7.27%	232,119	1.3
2000 L Street, N.W.	F	Aug-07	6.26%	56,100	2.6
Watergate Office Building	F	Feb-07	8.02%	16,915	2.1
1400 K Street, N.W.	F	May-06	7.20%	21,246	1.3
2001 M Street	F	Dec-14	5.25%	44,500	10.0
Bethesda Crescent	F	Jan-08	7.10%	32,454	3.0
Bethesda Crescent	F	Jan-08	6.70%	2,689	3.0
Twinbrook Metro Plaza	F	Sep-08	6.65%	16,289	3.7
Two Ballston Plaza	F	Jun-08	6.91%	26,413	3.4
Sunrise Tech Park	F	Jan-06	6.75%	22,806	1.0
Metropolitan Square	F	Jan-08	7.05%	83,035	3.0
Bank of America Plaza (Los Angeles)	F	Sep-14	5.31%	242,000	9.7
One Alliance Center	F	Jul-13	4.78%	68,548	8.5
Unsecured Credit Facility	V4	Jun-07	4.76%	150,000	2.5
Other - Fixed	F		6.43%	45,227	2.3

Total Consolidated Debt			6.21%	2,219,282	5.0

		Maturity	Current	Principal	Term to
Property/(ownership)[1]	F/V [2]	Date	Rate	Balance	Maturity

(As of December 31, 2004)				($ 000's)	(Years)
Unconsolidated Joint Venture Mortgage Debt

Bank One Center (50%)	V	Dec-05	4.52%	54,495	0.9
Marina Towers (50%)	F	Aug-07	7.92%	15,121	2.6
The Grace Building (50%)	F	Jul-14	5.54%	190,119	9.5
World Apparel Center (50%)	F	Jul-14	5.50%	109,281	9.5
1460 Broadway (50%)	V	May-05	3.81%	12,475	0.4
Waterview (25%)	V	Sep-05	6.25%	4,669	0.7
Plaza of the Americas (50%)	F	Jul-11	5.12%	34,000	6.5

Total Unconsolidated Joint Venture Mortgage Debt			5.41%	420,160	7.5

Total Mortgage and Other Debt			6.08%	2,639,442	5.4

(1)	The economic interest of Trizec’s owning entity in the associated asset is 100% unless otherwise noted.

(2)	“F” refers to fixed rate debt, “V” refers to variable rate debt. References to “V” represent the underlying loan, some of which have been fixed through hedging instruments.

(3)	$108.8 million of the 7-year floating rate tranche of the CMBS loan has been swapped from one-month LIBOR plus various spreads to 5.99% fixed rate.

(4)	Reflects notional allocation of $41.2 million of the floating rate revolver credit facility debt that has been swapped from one-month LIBOR plus spread to 7.12% fixed rate.

Discontinued Operations

Fourth Quarter 2004

Properties Designated as Discontinued Operations in 20041

Property	Location	Date Sold

Hollywood & Highland Retail/Hotel	Los Angeles, CA	27-Feb-04
1441 Main Street	Columbia, SC	24-Jun-04
St. Louis Place	St. Louis, MO	30-Jun-04
Borden Building	Columbus, OH	30-Jul-04
Park Central I	Dallas, TX	20-Aug-04
1333 Main Street	Columbia, SC	27-Aug-04
Capital Center II & III	Sacramento, CA	22-Sep-04
3700 Bay Area Blvd	Houston, TX	28-Sep-04
Silver Spring Centre	Silver Spring, MD	30-Nov-04
Lakeside Centre	Atlanta, GA	1-Dec-04
Newmarket Business Park	Atlanta, GA	1-Dec-04
Gateway Center	Pittsburgh, PA	10-Dec-04
110 William Street	New York, NY	16-Dec-04
250 West Pratt	Baltimore, MD	17-Dec-04
Bank of America Plaza	Columbia, SC	30-Dec-04
Williams Center I & II	Tulsa, OK	-
Shoreline Square	Long Beach, CA	-

Properties Designated as Discontinued Operations in 2003

Property	Location	Date Sold

Goddard Corporate Park	Lanham, MD	25-Feb-03
Rosslyn Gateway	Arlington, VA	14-Mar-03
Clark Tower	Memphis, TN	6-Aug-03
Esperante Office Building	West Palm Beach, FL	25-Sep-03
Minnesota Center	Minneapolis, MN	15-Oct-03
9800 La Cienega	Los Angeles, CA	19-Nov-03
Park Central II	Dallas, TX	15-Dec-03
Desert Passage	Las Vegas, NV	22-Dec-03

Statement of Operations1

	Three Months Ended		Twelve Months Ended
($ 000's)	31-Dec-04	31-Dec-03	31-Dec-04	31-Dec-03
Property revenues	$21,497	$53,973	$132,747	$236,943

Expenses
Property expenses	14,341	32,620	72,144	132,307
Depreciation and amortization	65	12,408	20,718	50,068

Total expenses	$14,406	$45,028	$92,862	$182,375

Interest expense	(809)	(7,607)	(13,552)	(35,188)
Interest and other income	215	(68)	3,687	1,132

Provision for loss on discontinued real estate	—	—	(108,988)	(18,164)
Gain on disposition of discontinued real estate	77,667	30,126	125,508	58,834

Net income	$84,164	$31,396	$46,540	$61,182

Property revenues less property expenses	$7,156	$21,353	$60,603	$104,636

(1)	For properties that were designated as Discontinued Operations in 2004, prior year comparatives have been restated to include the results of these properties as if such properties were designated as discontinued operations at January 1, 2003.

2004 Acquisition / Disposition Summary

Fourth Quarter 2004

Acquisitions

		Total	Acquired	Gross		Mortgage	Closing
Property	Location	Area	Area	Purchase Price	Price PSF	Debt	Date

		(sq. ft.)	(sq. ft.)	($ mil.)		($ mil.)
Bank of America Plaza	Los Angeles, CA	1,422,000	1,422,000	$435.0	$306	$242.0	27-Aug-04
2001 M Street (98%)	Washington, D.C.	229,000	224,000	$75.1	$335	$43.6	12-Nov-04

Total Acquisitions		1,651,000	1,646,000	$510.1	$310	$286.5

Dispositions

		Total	Owned	Gross	Property		Sale	Closing
Property	Location	Area	Area	Proceeds[1]	Debt		Proceeds	Date

		(sq. ft.)	(sq. ft.)	($ mil.)	($ mil.)		($ mil.)
151 Front Street	Toronto, ON	272,000	272,000	$58.9	($20.4)		$38.5	15-Jan-04
Hollywood & Highland Retail	Los Angeles, CA	645,000	645,000	115.0	(140.1	) [2]	(25.1)	27-Feb-04
Hollywood & Highland Hotel	Los Angeles, CA	600,000	546,000	86.0	(79.0	) [3]	7.0	27-Feb-04
Plaza of the Americas[4]	Dallas, TX	1,176,000	588,000	48.0	—		48.0	18-May-04
1441 Main Street	Columbia, SC	274,000	274,000	27.0	—		27.0	24-Jun-04
St. Louis Place	St. Louis, MO	337,000	337,000	30.2	—		30.2	30-Jun-04
Borden Building	Columbus, OH	569,000	569,000	29.0	—		29.0	30-Jul-04
Park Central I	Dallas, TX	128,000	128,000	4.8	—		4.8	20-Aug-04
1333 Main Street	Columbia, SC	225,000	225,000	12.4	—		12.4	27-Aug-04
Capital Center II & III	Sacramento, CA	529,000	529,000	69.5	—		69.5	22-Sep-04
3700 Bay Area Blvd	Houston, TX	399,000	399,000	42.0	—		42.0	28-Sep-04
Silver Spring Centre	Silver Spring, MD	216,000	216,000	38.1	—		38.1	30-Nov-04
Lakeside Centre / Newmarket Business Park	Atlanta, GA	1,135,000	1,135,000	92.3	—		92.3	1-Dec-04
Gateway Center	Pittsburgh, PA	1,468,000	1,468,000	55.0	(41.4)		13.6	10-Dec-04
110 William Street	New York, NY	868,000	868,000	164.5	—		164.5	16-Dec-04
250 West Pratt	Baltimore, MD	368,000	368,000	51.8	(28.5	) [5]	23.3	17-Dec-04
Bank of America Plaza	Columbia, SC	303,000	303,000	33.8	(19.9)		13.9	30-Dec-04

Properties		9,512,000	8,870,000	$958.3	($329.3)		$629.0

Waterview land [6]	Arlington, VA	NA	NA	$24.8	($11.5)		$13.3	30-Apr-04
Woodbridge land	Woodbridge, VA	NA	NA	15.4	—		15.4	14-Jun-04
Woodbridge land II	Woodbridge, VA	NA	NA	4.5	—		4.5	23-Nov-04
Other		NA	NA	1.1	—		1.1	10-May-04

Land and Other		NA	NA	$45.8	($11.5)		$34.3

Total Dispositions		9,512,000	8,870,000	$1,004.1	($340.8)		$663.3

(1)	Gross proceeds before selling costs

(2)	Does not include purchaser assumed debt of $38.6 million.

(3)	Does not include purchaser assumed debt of $2.5 million and forgiveness of debt of $1.2 million.

(4)	Sold a 50% joint venture interest of the previously wholly owned asset. Retained 50% interest.

(5)	Debt was repaid in January 2005.

(6)	Reduced ownership interest in the joint venture from 80% to 25%.

Appendix A

Fourth Quarter 2004

Straight-Line Adjustment Summary

	Three Months Ended		Twelve Months Ended
	31-Dec-04	31-Dec-03	31-Dec-04	31-Dec-03
Continuing Operations	$1,134	$4,644	$13,568	$20,559
Discontinued Operations	(20)	1,408	3,568	3,695
Pro Rata Share of Unconsolidated JV’s	367	783	3,061	3,165

Total	$1,481	$6,835	$20,197	$27,419

Appendix B

Fourth Quarter 2004

Trizec Properties, Inc.
Financial Information

(See the Financial Information included in Exhibit 99.1 to this Form 8-K.)